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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):
                                           December 20, 2004 (December 16, 2004)


                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
              ----------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


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
        Maryland                  001-13417                  13-3950486
        --------                  ----------                 ----------
(State or Other Jurisdiction      (Commission               (IRS Employer
      of Incorporation)           File Number)           Identification No.)
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                  379 Thornall Street, Edison, New Jersey 08837
                 ----------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code (732) 548-0101


                                       N/A
 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01   OTHER EVENTS.

      On December 20, 2004, Hanover Capital Mortgage Holdings, Inc. (the "Company") issued a press release announcing that it declared a fourth quarter dividend of $0.30 per share on December 16, 2004 to be paid on January 13, 2005 to stockholders of record as of December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)         Exhibits.

      99.1        Press Release dated December 20, 2004.



                          [signature on following page]
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HANOVER CAPITAL MORTGAGE HOLDINGS, INC.


Date:  December 20, 2004              By:         /s/ J. Holly Loux
                                          --------------------------------------
                                          J. Holly Loux, Chief Financial Officer
                                          and Treasurer
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                                INDEX TO EXHIBITS


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EXHIBIT NO.            DESCRIPTION
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
Exhibit 99.1           Press Release dated December 20, 2004
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